Exhibit 10.1

Certain identified information has been omitted from this exhibit because it is (i) not material and (ii) the type that the registrant treats as private or confidential. [***] indicates that information has been redacted.

Amendment 19
to the
Inventory Support Services Agreement

This Amendment 19 (this “Amendment”), made as of April 1, 2023, by and between Sun Country, Inc. d/b/a Sun Country Airlines (“Sun Country Airlines” or “Sun Country”) as successor-in-interest to MN Airlines, LLC and Delta Air Lines, Inc. (”Delta”), to that certain MN Airlines Inventory Support Agreement dated both October 8, 2003, and October 27, 2003, (as amended, the "Agreement"), shall be effective as of January 1, 2023 ("Amendment 19 Effective Date").

WHEREAS the parties have entered into the Agreement for the provision of certain maintenance services to Sun Country Airlines; and

WHEREAS the parties wish to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

1.All capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

2.An initial party to the Agreement, MN Airlines, LLC, underwent an entity conversion on or about April 19, 2019. Sun Country, Inc d/b/a Sun Country Airlines is the successor-in-interest to MN Airlines, LLC, and assumed all liabilities, obligations, and benefits of MN Airlines, LLC under the Agreement. Accordingly, all references to MN Airlines, LLC in the Agreement (including “MN Airlines”) shall hereby refer to Sun Country, Inc.

3.Section 2.1 of the Agreement (as last updated by Amendment 17) is hereby deleted in its entirety and replaced with the following language:

The Agreement shall become effective on the date first written above (the “Effective Date”) and, unless terminated earlier as provided herein, shall remain in force and in effect through December 31, 2025 with two one-year extension options as set forth below (the “Term”):

a.Year 1 extension (i.e., 2026) is at Delta’s discretion.

i.If Delta elects to not exercise this extension, Delta will provide Sun Country Airlines with a 180 day’s notice.

b.Year 2 extension (i.e., 2027) is at Sun Country Airlines’ discretion and only if Delta elects to extend Year 1.

i.[***]

ii.If Sun Country Airlines elects to not exercise this extension, Sun Country Airlines will provide Delta with a 180 day’s notice.
iii.[***]

4.The Supply Response Time (added in Section 10 of the Amendment 17) is amended to include the following:
[***]

a.Service level penalties will be calculated by the percentage of units that did not comply with the agreed Service Level.

b.Service Level performance will be monitored and reported to Sun Country on a quarterly basis. All relevant penalties will be assessed at a review meeting between Sun Country and Delta at the end of each calendar year. The penalties will be applied as credits and shall be applied to the amounts to be paid by Sun Country on next subsequent invoice after annual review.

c.Penalties will be the amount equal to the SLP Remedies Rate (set forth in the Service Level Non-Compliance table above) multiplied by all fees paid or payable by Sun Country to Delta based on the Pool Rate (“Pool Revenues”) [***]. Service Level Penalty will apply with an annual maximum penalty of [***].

d.In the event Delta fails to achieve a minimum Service Level Performance (SLP) of [***] for [***], Sun Country Airlines has the right to provide Delta written notice of breach for non-performance. After receiving such written notice from Sun Country Airlines, if Delta does not improve performance above the minimum SLP within [***] then Sun Country has the right to terminate this Agreement.

e.The penalties set forth in this Annex shall be Sun Country’s sole remedy and Delta’s sole obligation with regard to Delta’s failure to meet the Service Levels.

5.Annex A1 (last updated by Amendment 17) is hereby deleted in its entirety and replaced with a new Annex A1 which is attached hereto as Attachment 1.

6.Annex A2 (last updated by Amendment 17) is hereby deleted in its entirety and replaced with a new Annex A2, which is attached hereto as attachment 2.

7.Annex A3 (last updated by Amendment 17) is hereby deleted in its entirety and replaced with a new Annex A3 which is attached hereto as attachment 3.

8.A new Annex A4 (Parts List) (the “Annex A4 Parts List”) is hereby added to the Agreement, which is attached hereto as attachment 4.

9.Effective April 1, 2023, the definition “Common Component” shall be automatically deleted in its entirety and replaced with the following language:

“Common Component” means:
(a) [intentionally omitted]
(b) Any Component listed in the Annex A4 Parts List that is: (i) recognized by Delta to be form, fit and function interchangeable with those like-Components on aircraft then-owned or operated by Delta and (ii) is a rotable regularly stocked by Delta or a Delta-designated key repairable item; and
(c) Any other Component mutually agreed by Delta and Sun Country Airlines in writing to be a Common Component.

10.Except as amended by this Amendment, all other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date and year first written above.

Sun Country, Inc.		Delta Air Lines, Inc.
Dba Sun Country Airlines

By	/s/ Jude Bricker	By	/s/ Penelope Jacob

Date	7/13/23	Date	7/20/23

Attachment 1 to Amendment

Annex A1

Description of Aircraft

Reg. Number	A/C Model	A/C Serial #	Engine Type	Mfg. Date	T&M or PBTH Aircraft	Amazon Aircraft
N713SY	737-7Q8	30635	CFM56-7B24	11/2000	T&M
N801SY	737-8Q8	30332	CFM56-7B26	2/2001	PBTH
N804SY	737-8Q8	30689	CFM56-7B27	8/2001	PBTH
N805SY	737-8Q8	30032	CFM56-7B26	11/2001	PBTH
N808SY	737-8BK	33021	CFM56-7B27	3/2005	PBTH
N809SY	737-8Q8	30683	CFM56-7B27	3/2005	PBTH
N813SY	737-8Q8	28237	CFM56-7B26	2/2001	PBTH
N814SY	737-8BK	30620	CFM56-7B27	10/2001	PBTH
N815SY	737-8BK	30623	CFM56-7B27	5/2002	PBTH
N816SY	737-8Q8	30637	CFM56-7B26	3/2001	PBTH
N819SY	737-86N	34254	CFM56-7B27	3/2006	PBTH
N820SY	737-8FH	39951	CFM56-7B27	11/2014	PBTH
N821SY	737-8FH	39952	CFM56-7B27	12/2014	PBTH
N822SY	737-8BK	33017	CFM56-7B26	1/2004	PBTH
N823SY	737-85P	33971	CFM56-7B26	10/2004	PBTH
N824SY	737-85P	33976	CFM56-7B26	6/2005	PBTH
N825SY	737-8F2	34410	CFM56-7B26	4/2006	PBTH
N826SY	737-8F2	34411	CFM56-7B26	5/2006	PBTH
N827SY	737-8F2	34412	CFM56-7B26	5/2006	PBTH
N828SY	737-8F2	34413	CFM56-7B26	6/2006	PBTH
N829SY	737-8F2	34414	CFM56-7B26	6/2006	PBTH
N830SY	737-83N	30706	CFM56-7B27/B1	8/2001	PBTH
N831SY	737-83N	28249	CFM56-7B27/B1	7/2002	PBTH
N832SY	737-8KN	40243	CFM56-7B26	3/2011	PBTH
N833SY	737-8KN	40244	CFM56-7B26	4/2011	PBTH
N834SY	737-8KN	40245	CFM56-7B26	5/2011	PBTH
N835SY	737-8KN	40250	CFM56-7B26	12/2011	PBTH
N836SY	737-8KN	40251	CFM56-7B26	1/2012	PBTH
N837SY	737-8KN	40252	CFM56-7B26	2/2012	PBTH
N838SY	737-86N	32733	CFM56-7B26	2/2002	PBTH
N839SY	737-8JP	42083	CFM56-7B26E	01/2017	T&M

N840SY	737-8JP	42084	CFM56-7B26E	02/2017	PBTH
N841SY	737-8JP	40865	CFM56-7B26/3	09/2010	PBTH
N842SY	737-8K5	37244	CFM56-7B26E	3/2012	PBTH
N843SY	737-82R	40721	CFM56-7B26	4/2011	PBTH
N844SY	737-8K5	37240	CFM56-7B26E	2/2014	PBTH
N845SY	737-82R	40727	CFM56-7B26	5/2011	PBTH
N846SY	737-8JP	39025	CFM56-7B26E	10/2013	PBTH
N847SY	737-8JP	39028	CFM56-7B26E	11/2013	PBTH
N848SY	737-8JP	41128	CFM56-7B26E	1/2015	PBTH
N849SY	737-8JP	41131	CFM56-7B26E	3/2015	PBTH
N850SY	737-8KN	40265	CFM56-7B26E	6/2014	PBTH
N5209A	737-83NBCF	32579	CFM56-7B24	11/2001	PBTH
N5261A	737-83NBCF	32348	CFM56-7B24	8/2001	PBTH
N5479A	737-83NBCF	32578	CFM56-7B24	10/2001	PBTH
N5683A	737-84PBCF	32601	CFM56-7B24	12/2001	PBTH
N5693A	737-84PBCF	29947	CFM56-7B24	8/1999	PBTH
N7901A	737-84PBCF	32605	CFM56-7B24	10/2005	PBTH
N7907A	737-83NBCF	32577	CFM56-7B24	10/2001	PBTH
N7919A	737-84PBCF	32607	CFM56-7B24	12/2005	PBTH
N7933A	737-86NBCF	33677	CFM56-7B24	4/2004	PBTH
N7949A	737-86NBCF	32739	CFM56-7B24	1/2004	PBTH
N8011A	737-84PBCF	34030	CFM56-7B24	10/2005	PBTH
N8059A	737-86JBCF	29120	CFM56-7B24	2/1999	PBTH

1)[***].

2)Removal of Aircraft from the PBTH Program:

a.Aircraft may be removed from the PBTH Program but will be concurrently replaced with new induction aircraft of the same fleet type (i.e., the number of aircraft in the PBTH Program may not change) with a minimum of six (6) months’ notice by Sun Country Airlines to Delta prior to replacement.

Attachment 2 to Amendment

Annex A2

Charges and Payment Terms

1.Component Access and Exchange Flat Rates

Before July 1, 2023, Delta shall charge Sun Country Airlines and Sun Country Airlines shall pay to Delta a flat monthly fee for Common Component access and exchange. Such fee shall be computed monthly by multiplying the number of Aircraft covered under this Agreement times the applicable flat fee set forth below:

Common Component access fee [***]

Sun Country Airlines agrees in the event of an exchange for a Non-Covered Part the core unit will be sent to Delta for repair under T&M rates. Before July 1, 2023 Sun Country Airlines agrees to replace any Non-Covered Part core returned that is deemed scrap or BER by Delta or pay the then equivalent FMV (fair market value).

“Beyond Economical Repair” or “BER” is a component for which the cost to restore to serviceable condition exceeds one hundred percent (100%) of the price of a comparable component in serviceable condition (“Beyond Economical Repair” or “BER”)

Starting July 1, 2023, Delta shall charge Sun Country Airlines and Sun Country Airlines shall pay to Delta a flat monthly fee for Common Component access and exchange. Such fee shall be computed monthly by multiplying the number of Aircraft covered under this Agreement ([***]) times the applicable flat fee set forth in the table below:

[***]

Such payment shall be made in accordance with section 3.2 of the Agreement dated October 8, 2003. The rate for Component access and exchange shall be calculated on the last day of each month. For Aircraft introduced into or removed from Sun Country Airlines’ fleet during any particular month shall be pro-rated based on the percentage of the days of that month such Aircraft has spent in service. Use of an Aircraft for any portion of the calendar day, local Aircraft time, constitutes use of the Aircraft for that day, for purposes of this section. The Aircraft is considered used if it is operated for any purpose, whether revenue, charter, training, promotional or nonrevenue flying.

Any part not listed in the Annex A4 Parts List is considered a “Non-Covered Part.” After July 1, 2023 if Sun Country Airlines requests an exchange for a Non-Covered Part and Delta agrees to the exchange the following rate will apply:

Exchange Rate for Non-Covered Part	[***]

2.PBTH Rates

Delta shall charge Sun Country Airlines and Sun Country Airlines shall pay Delta a fee each month based on the applicable power-by-the-hour rate set forth below (the “PBTH Rate”), as compensation for Services which are described herein as being provided on the PBTH basis. The applicable PBTH rate is determined using the monthly average flight hours across all PBTH covered Aircraft. Each calendar month during the Term, Delta shall invoice to Sun Country Airlines an amount equal to the product of applicable PBTH Rate times the total number of Flight Hours or the Minimum Flight Hours whichever is greater for each Aircraft during such month. The “Minimum Flight Hours” is equal to [***]. Sun Country Airlines shall report to Delta by no later than the 10th business day of each month the total number of Flight Hours for all Aircraft for the preceding month. Sun Country Airlines shall allow Delta representatives to inspect its operating records with respect to the Aircraft to verify the accuracy of the Flight Hour information. Delta will provide Sun Country Airlines with a minimum 14-day written notice of Delta’s intent to inspect Sun Country Airlines’ operating records with respect to Aircraft Flight Hours for the duration of the contract and only for the prior Twelve (12) months. If such inspection yields abnormalities, Delta reserves the right to review Sun Country Airlines’ records beyond the Twelve (12) months, but in no circumstances shall this inspection extend beyond the Twelve (12) months prior to the date of this Amendment 19.

[***]

[***]

If Sun Country Airlines requests a repair for a Non-Covered Part Delta will charge T&M Rates for such repair.

3.Aircraft Undergoing Checks/Modifications

a.Aircraft that are subject to base level C-Checks, higher letter checks, Mod aircraft (e.g. Passenger-to-Freighter, VIP, etc.) will be prorated from the average flight hour per tail per month minimums or billed at actuals if FH surpasses the prorated minutes provided Sun Country supplies Delta with a 60 Day forecast for any Aircraft undergoing such checks. Sun Country reserves the right to swap aircraft and base level slots to meet operational requirements.

b.If Sun Country Airlines orders parts from Delta against an Aircraft while it is in C- Check or higher, [***].

c.Inventory access fees will remain in full effect.

4.Flight Minimum Reconciliation

a.[***]

b.Delta agrees to waive any claim to the minimum flying level requirement payments payable to Delta pursuant to and as referenced by Amendment 17 to Inventory Support & Services Agreement Annex 2, Section 4.

5.Core Return

Core return for Amazon Aircraft is 12 (twelve) calendar days and for all others return is 10 (ten) calendar days.

Cores (i.e., removed Components) that are considered late by 30 (Thirty) days will be considered lost and Sun Country agrees to pay the Delta invoice per section 8 below.

[***]

6.No Fault Found (NFF) Components

For all Components returned to Delta for Service under the PBTH Rate, if Delta cannot confirm failure for such Component after inspection or testing, or such inspection or testing shows the Component to be in serviceable condition (“NFF”), then Delta will notify and provide inspection and testing results to Sun Country Airlines. For NFF components over [***] of the total removals, Sun Country Airlines will pay Delta, [***] for testing and recertification of NFF Component(s). The preceding notwithstanding, Sun Country Airlines will not be charged an NFF fee if the removal of the Component was based on a troubleshooting recommendation by

Delta that such Component be removed with a confirmed failure within 100 (one hundred) Flight Hours of installation for the same reason as identified on the prior removal. In this case, Delta will repair such component and will either issue Sun Country Airlines a credit against unpaid Delta invoice issued for NFF charge or credit to Sun Country Airlines the amount paid by Sun Country Airlines for the NFF charge.

7.“Time and Material” or “T&M” Rates
[***]
All other time and material charges will be at Delta's then-current rates

8.For every day beyond the agreed core return time referenced in Section 5 of Attachment 2 that Sun Country retains a core (i.e., removed Component) or fails to provide the required data for such core, Delta will charge Sun Country a daily fee representing a percentage of the manufacturer's current list price, computed cumulatively as follows: [***]. After day 30 the core will be considered lost and Sun Country will be invoiced for all accumulated late charges and FMV as mutually agreed. In instances where an agreed upon FMV cannot be reached, the average of Three (3) quotes for like units in the open market will be the FMV.

Attachment 3 to Amendment

Annex A3

Escalation

[***]

Attachment 4 to Amendment

Annex A4

Parts List

[***]